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                                                               Exhibit 10.15.1


                                AMENDMENT NO. 01

                            Dated September 30, 2005

                                       TO

               that certain Loan and Security Agreement No. 4201
          dated as of September 7, 2004, ("AGREEMENT"), by and between
               LIGHTHOUSE CAPITAL PARTNERS V, L.P. ("LENDER") AND
                    COMBINATORX, INCORPORATED ("BORROWER").

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.)

Without limiting or amending any other provisions of the Agreement, Lender and Borrower agree to the following:

SECTION 1.1, the following definitions of the Agreement shall be deleted in its entirety and replaced with the following:

    "COMMITMENT TERMINATION DATE" means the earliest to occur of (I)
    October 15, 2005; (II) any Default or Event of Default, or (III) in Lender's sole judgment, any adverse change in the management or composition of Borrower's Board of Directors after the date hereof.

Except as amended hereby, the Agreement remains unmodified and unchanged.

BORROWER:                          LENDER:

COMBINATORX, INCORPORATED          LIGHTHOUSE CAPITAL PARTNERS, V, L.P.

By: /s/ R. FORRESTER               By: LIGHTHOUSE MANAGEMENT
                                       PARTNERS V, L.L.C., its general partner

Name: R. Forrester

Title: EVP & CFO                   By: /s/ illegible
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                                   Name:
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                                   Title:
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